MFS(R) VARIABLE INSURANCE TRUST:


                           MFS(R) Money Market Series


                        Supplement to Current Prospectus:


Effective immediately, the following is added to the Prospectus:


The Board of Trustees that oversees the MFS Money Market Series (the "Fund"), a series of the MFS Variable Insurance Trust (the "Trust"), voted at its meeting held on February 24, 2009 to liquidate and terminate the Fund effective July 15, 2009, or as soon thereafter as practicable (the "Termination Date"). As a result, the Fund is closed to new investments. Existing insurance company investors that currently offer the Fund as an investment option may continue to offer the Fund to their participants until the Termination Date.


It is expected that the Fund will begin to liquidate portfolio securities in anticipation of its termination, and therefore may not be managed to meet its investment objective for a period of several days leading up to the Termination Date.


The Fund will continue to declare a dividend daily to be paid at least monthly to shareholders who remain in the Fund through the Termination Date. Such shareholders will receive the cash equivalent of their proportionate interest in the Fund, including dividends that have been accrued, but not yet paid, on the Termination Date. Shareholders exempt from U.S. federal income taxation will not be liable for tax on any dividend or liquidating distribution.


This Supplement also serves as formal notice of the Fund's termination pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust.


                  The date of this Supplement is March 1, 2009.